                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                        -----------------------------


                                   FORM 8-K


                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (date of earliest event report)      02/16/98



                   The Money Store CMI Trust, Series 1997-II
--------------------------------------------------------------------------------
            (Exact name of regristrant as specified in its charter)



       New Jersey                   333-58128-1I               91-186-4388
       ----------                   ------------               -----------
       State or other                (Commission               (IRS Employer
       jurisdiction of              File Number)               ID Number)
       incorporation)


          2840  Morris  Avenue,  Union,  New  Jersey             7083
          -----------------------------------------------------------
          (Address of principal executive officer)


          Registrant's Telephone Number,
          including area code:                         908-686-2000
                                                       ------------

                                      n/a
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

             Item 5       Other Events
                          ---------------------------------------


          Attached herein as Annex A is a copy of the Monthly Statement sent to Class A Certificate holders with respect to the March 16, 1998 Remittance Date.

                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                        THE MONEY STORE INC.
                                        THE MONEY STORE INVESTMENT CORPORATION
                                        THE MONEY STORE COMMERCIAL MORTGAGE INC.
                                        THE MONEY STORE OF NEW YORK INC.




                                        By: \s\ Harry Puglisi
                                            ------------------------------------
                                             Name:  Harry Puglisi
                                             Title:  Treasurer



      Dated: 03/31/98

             SERVICER'S  CERTIFICATE                     REVISED 03/16/98 **


IN ACCORDANCE WITH SECTION 6.09 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF NOVEMBER 30, 1997, THE MONEY STORE COMMERCIAL MORTGAGE INC. REPORTS THE FOLLOWING INFORMATION PERTAINING TO SERIES 1997-2 FOR THE MARCH 11, 1998 DETERMINATION DATE



1.  AVAILABLE FUNDS                                                   ** $2,317,487.30


2.  (A)  AGGREGATE CLASS A CERTIFICATE
         PRINCIPAL BALANCE AS REPORTED IN THE PRIOR MONTH                54,522,499.93

    (B)  AGGREGATE CLASS B CERTIFICATE
         PRINCIPAL BALANCE AS REPORTED IN THE PRIOR MONTH                 5,392,335.15

    (C)  AGGREGATE POOL PRINCIPAL BALANCE
         AS REPORTED IN THE PRIOR MONTH                                  58,248,824.96


3.  PRINCIPAL PREPAYMENTS RECEIVED DURING THE DUE PERIOD
    (A)  NUMBER OF ACCOUNTS                                                          0

    (B)  DOLLARS                                                                  0.00


4.  AMOUNT OF CURTAILMENTS RECEIVED DURING THE DUE PERIOD                         0.00


5.  AMOUNT OF ALL EXCESS PAYMENTS AND MONTHLY PAYMENTS IN
    RESPECT OF PRINCIPAL RECEIVED DURING THE DUE PERIOD                      41,968.12


6.  AGGREGATE AMOUNT OF INTEREST RECEIVED                                   512,787.68


7.  (A)  AMOUNT OF MONTHLY ADVANCE                                                0.00

    (B)  AMOUNT OF COMPENSATING INTEREST                                          0.00


8.  DELINQUENCY AND FORECLOSURE INFORMATION
           (SEE  EXHIBIT  K)


9.  (A) CLASS A INTEREST DISTRIBUTION  AMOUNT:                    REVISED 03/16/98 **
          (i)   ACCRUED INTEREST                                        286,243.20
          (ii)  SHORTFALL, IF ANY, ON A PRECEDING
                REMITTANCE  DATE  PLUS  INTEREST                              0.00
          (iii) CLASS A INTEREST DISTRIBUTION AMOUNT ADJUSTMENT          (1,558.24)
        ADJUSTED CLASS A INTEREST DISTRIBUTION AMOUNT                                           284,684.96
                                                                                                5.21401026

    (B) CLASS B INTEREST DISTRIBUTION  AMOUNT:
          (i)   ACCRUED INTEREST                                         30,331.80
          (ii)  SHORTFALL, IF ANY, ON A PRECEDING
                     REMITTANCE  DATE  PLUS  INTEREST                         0.00
          (iii) CLASS B INTEREST DISTRIBUTION AMOUNT ADJUSTMENT            (165.03)
        ADJUSTED CLASS B INTEREST DISTRIBUTION AMOUNT                                            30,166.77
                                                                                                5.58643889

    (C)  CLASS A PRINCIPAL DISTRIBUTION  AMOUNT:
          (i)   ALL PAYMENTS AND OTHER RECOVERIES OF PRINCIPAL           38,190.99
          (ii)  PRINCIPAL PORTION PURCHASED FOR BREACH OF
                WARRANTY AND RECEIVED BY THE TRUSTEE                          0.00
          (iii) SUBSTITUTION  ADJUSTMENTS                                     0.00
          (iv)  PRINCIPAL BALANCE OF A LIQUIDATED BUSINESS LOAN               0.00
          (v)   AMOUNT RELEASED FROM THE PRE-FUNDING ACCOUNT              7,175.39 **
          (vi)  RECALCULATED PRINCIPAL ADJUSTMENT                             0.00
         TOTAL CLASS A PRINCIPAL DISTRIBUTION AMOUNT                                             45,366.38
                                                                                                0.83088608

    (D)  CLASS B PRINCIPAL DISTRIBUTION AMOUNT:
          (i)   ALL PAYMENTS AND OTHER RECOVERIES OF PRINCIPAL            3,777.13
          (ii)  PRINCIPAL PORTION PURCHASED FOR BREACH OF
                WARRANTY AND RECEIVED BY THE TRUSTEE                          0.00
          (iii) SUBSTITUTION  ADJUSTMENTS                                     0.00
          (iv)  PRINCIPAL BALANCE OF A LIQUIDATED BUSINESS LOAN               0.00
          (v)   AMOUNT RELEASED FROM THE PRE-FUNDING ACCOUNT                709.65 **
          (vi)  RECALCULATED PRINCIPAL ADJUSTMENT                             0.00
         TOTAL CLASS B PRINCIPAL DISTRIBUTION AMOUNT                                              4,486.78
                                                                                                0.83088519



                                                        REVISED 03/16/98 **
10.  (A)  AMOUNT AVAILABLE IN THE SPREAD ACCOUNT IN CASH
          AND FROM LIQUIDATION OF PERMITTED INSTRUMENTS                      1,765,626.52

     (B)  AMOUNT TO BE TRANSFERRED FROM SPREAD ACCOUNT TO
          CERTIFICATE ACCOUNT PURSUANT TO SECTION 6.02(b)(i)                         0.00


11.  (A)  AGGREGATE CLASS A CERTIFICATE PRINCIPAL BALANCE AFTER
          DISTRIBUTIONS TO BE MADE ON THE REMITTANCE DATE                ** 54,477,133.55
                                                                             997.74969872
     (B)  AGGREGATE CLASS B CERTIFICATE PRINCIPAL BALANCE AFTER
          DISTRIBUTIONS TO BE MADE ON THE REMITTANCE DATE                **  5,387,848.37
                                                                             997.74969815
     (C)  POOL PRINCIPAL BALANCE AFTER  DISTRIBUTIONS
          TO BE MADE ON THE REMITTANCE DATE                              ** 59,864,981.92
                                                                             997.74968204

12.  (A)  EXTRA INTEREST FOR SUCH REMITTANCE DATE                              180,037.50

     (B)  EXTRA INTEREST TO BE DISTRIBUTED TO CERTIFICATEHOLDERS             1,642,028.95

     (C)  SPREAD ACCOUNT EXCESS  (payable to Spread Account Depositor)               0.00

     (D)  SPREAD ACCOUNT BALANCE                                             1,765,626.52

     (E)  SPECIFIED SPREAD ACCOUNT REQUIREMENT                               3,591,898.92

13.  (A)  WEIGHTED AVERAGE MATURITY                                               327.207

     (B)  WEIGHTED AVERAGE BUSINESS LOAN INTEREST RATE                             10.474%


14.  (A)  SERVICING FEES FOR THE RELATED DUE PERIOD                             19,582.84
     (B)  DEFERRED SERVICING FEES PAID TO SERVICER THIS PERIOD                       0.00
     (C)  AMOUNTS TO BE DEPOSITED TO THE EXPENSE ACCOUNT                         2,912.44


15.  AMOUNT OF REIMBURSEMENTS PURSUANT TO:
     (A)  SECTION  5.04 (b)                                                          0.00

     (B)  SECTION  5.04 (c)                                                          0.00

     (C)  SECTION  5.04 (d)(ii)                                                      0.00

     (D)  SECTION  5.04 (e)                                                          0.00

     (E)  SECTION  5.04 (f)                                                     17,552.85




                                                        REVISED 03/16/98 **
16.  (A)  CLASS A REMITTANCE RATE FOR SUCH REMITTANCE DATE                          6.300%

     (B)  CLASS B REMITTANCE RATE FOR SUCH REMITTANCE DATE                          6.750%


17.  (A)  AGGREGATE PRINCIPAL BALANCE OF THE SUBSEQUENT MORTGAGE
          LOANS PURCHASED DURING THE PRIOR DUE PERIOD                        1,658,125.08

     (B)  AMOUNT ON DEPOSIT IN THE PRE-FUNDING ACCOUNT AS OF THE END OF
          SUCH DUE PERIOD                                                **          0.00

18.  OTHER INFORMATION AS REQUESTED

I, Harry Puglisi, Treasurer, represent that The Money Store Commercial Mortgage Inc. complied with section 6.09 of the Pooling and Servicing Agreement dated November 30, 1997 pertaining to Series 1997 - 2 in preparing the accompanying Servicer's Certificate.



THE  MONEY  STORE  COMMERCIAL MORTGAGE INC.





           By: /s/ Harry Puglisi
               -------------------------
               HARRY  PUGLISI
                 TREASURER